Exhibit 10.11

SETTLEMENT AND RELEASE AGREEMENT

THIS AGREEMENT is made this ____ day of _________________, 2011, by and between ___________________ (the “Undersigned”) and VR HOLDINGS, INC., a Delaware corporation (the “Company”) and MORTON M. LAPIDES, SR. (“Lapides”).

WHEREAS, on ____________, 2011, the Company’s registration statement was declared effective (the “Registration Statement”) with respect to the registration of the issuance of up to 5,644,346 shares of the common stock of the Company, par value $0.000001 per share (the “Company Common Stock”) to various claimants identified in the Registration Statement (the “Claimants”) to which reference is hereby made and which Registration Statement is expressly incorporated herein by reference for all purposes; and

WHEREAS, the Undersigned is one of the Claimants described in the Registration Statement; and

WHEREAS, the Undersigned and the Company and Lapides desire to execute this Agreement pursuant to the Registration Statement and in settlement of all claims held by the Undersigned against the Company and Lapides as described in the Registration Statement;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants, the parties agree as follows:

1.

Settlement.  As a result of the mutual covenants and considerations contained herein, the Undersigned, individually and for its assigns, predecessors, successors, joint venturers, heirs, executors, administrators, personal representatives, and trustees, and any other person at interest therewith, does hereby agree to accept ________ shares of the Company Common Stock in full and final payment of all sums owing to the Undersigned by the Company and Lapides (the “Claim”).

2.

Underwriter Status.  The Undersigned acknowledges that it in connection with the Registration Statement, that it is an “underwriter” as defined in the Securities Act of 1933, as amended (the “Securities Act”, and is subject to certain statutory liabilities including, but not limited to Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, the Undersigned acknowledges that as an underwriter within the meaning of the Securities Act, is subject to the prospectus delivery requirements of the Securities Act, and that the Company will not pay any compensation or give any discounts or commissions to any underwriter in connection with the securities being offered by this prospectus contained in the Registration Statement.

3.

Indemnification.  The Company does hereby indemnify the Undersigned from and against all liabilities pursuant to the Securities Act and the Exchange Act, in connection with the Registration Statement which may be asserted against the Undersigned as an underwriter or otherwise.

4.

Release of the Company and Lapides.  Upon delivery of the shares of the Company Common Stock, the Undersigned without any further action shall be deemed to have released and forever discharged the Company and Lapides, their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, it may now own or hereafter acquire against the Company and Lapides, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Claim, any other instrument, agreement or transaction, whether written or oral, in connection with the Claim, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement.  Notwithstanding anything herein contained to the contrary, nothing herein shall be construed as a release by the Undersigned of the Company and Lapides with respect to any claim which the Undersigned may have against the Company and Lapides pursuant to federal or state securities laws, including, but not limited to the indemnification described in Paragraph 3 hereof.

5.

Acknowledgment by the Undersigned.  The Undersigned acknowledges and agrees that upon the delivery of the shares of the Company Common Stock, the release and discharge set forth above is a general release.  The Undersigned further agrees that it will accept the payment of the Claim as a complete compromise of matters involving disputed issues of law and fact.  The Undersigned further acknowledges that the general release set forth hereinabove has been given voluntarily, based solely upon the judgment of the Undersigned formed after consultation with its attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of the Company and Lapides as to the liability, if any, of the Company and Lapides, or the value of the Claim or any other matter relating thereto.  The Undersigned further acknowledges that it is giving up a legal claim or judgment against the Company and Lapides in exchange for shares in a shell company (as defined by the regulations of the Securities and Exchange Commission) with no trading market and that the Undersigned will become a common stockholder of the Company with only residual rights in the Company.  Additionally, the Undersigned expressly states and acknowledges that no promise, agreement, or representation, other than those expressed herein, have been made by the Company and Lapides to the Undersigned or its attorney in order to induce the execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

____________________________

VR HOLDINGS, INC.

By

    John E. Baker, President

MORTON M. LAPIDES, SR.

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